SWAP TRANSACTION
                                  CONFIRMATION


Date:           May 23, 1997

To:             GABLES REALTY LIMITED PARTNERSHIP ("Counterparty")

Address:        2859 Paces Ferry Road, Suite 1450 Atlanta, GA 30339

Fax:            (770) 435-7434

Attention:      Marvin Banks

From:           FIRST UNION NATIONAL BANK OF GEORGIA ("First Union")

Ref. No.        51824/64805


Dear Mr. Banks:

This confirms the terms of the Transaction described below between Counterparty and First Union. This Transaction is subject to the 1991 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. ("ISDA Definitions"), which are incorporated herein by reference. Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive difference, if any, between the Fixed Amount and the Floating Amount, and the Floating Rate Payer shall pay the positive difference, if any, between the Floating Amount and the Fixed Amount.

Transaction Type:           Interest Rate Swap

Currency for Payments:      U.S. Dollars

Notional Amount:            $25,000,000.00

TERM:
-----

Trade Date:                 May 23, 1997

Effective Date:             February 27, 1998

Termination Date:           February 28, 2000, subject to the Modified Following
                            Business Day Convention, provided that if the Floating Rate Option (of the Designated Maturity) for a Calculation Period is equal to or greater
                            6.70%, the Termination Date shall be the first day of that Calculation Period.

FIXED AMOUNTS:
-------------

Fixed Rate Payer:           Counterparty
Payment Dates:              Monthly on the 27th day of each month commencing
                            March 27,1998, through and including the Termination
                            Date.
Business Day Convention:    Modified Following
Business Day:               New York
Fixed Rate:                 5.76%
Fixed Rate Day Count
     Fraction:              Actual/360

FLOATING  AMOUNTS:
------------------
Floating Rate Payer:        First Union
Payment Dates:              Monthly on the 27th day of each month commencing
                            March 27, 1998,through and including the Termination
                            Date.

Business Day Convention:    Modified Following
Business Day:               New York
Floating Rate for initial
     Calculation Period:    Determined two London Banking Days before the
                            Effective Date

Floating Rate Option:        USD-LIBOR-BBA
Designated Maturity:         1 Month
Spread:                      None

Floating Rate Day
     Count Fraction:         Actual /360
Floating Rate determined:    Two London Banking Days prior to each Reset Date
Reset Dates:                 The first day of each Calculation Period

Compounding:                 Inapplicable
Rounding convention:         5 decimal places per the ISDA Definitions

Calculation Agent:           First Union

Payments to First Union:     First Union Charlotte
                             Capital Markets
                             Attention: Derivatives Desk
                             Fed. ABA No.053000219
                             Ref. No.:51824/64805

First Union Settlements:     Jay Saunders
                             Derivatives Desk
                             Tel:(704)383-1187
                             Fax: (704) 383-9139

First Union Address:         One First Union Center
                             301 South College Street DC-4
                             Charlotte, NC 28288-0601

Payments to Counterparty:    Please forward payment instructions to First Union
                             in Charlotte, NC. Payments will not be made to Counterparty without its written instructions.

DOCUMENTATION
-------------

This Confirmation is a binding and complete contract between the parties, provided that if at any time there exists a master agreement (however described) between the parties governing this Transaction ("Master Agreement"), this Confirmation supplements, forms part of and will be governed by the Master Agreement. Unless otherwise provided in the Master Agreement, this Confirmation is governed by the law (and not the law of conflicts) of the State of New York.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.



                                    Very truly yours,

                                    FIRST UNION NATIONAL BANK OF GEORGIA

                                     By:      /s/ Peter J. Lancos
                                        --------------------------------
                                     Name:     Peter J. Lancos
                                        --------------------------------
                                     Title:       Vice President
                                        --------------------------------


                                      By:   /s/ Delene Travella
                                        --------------------------------
                                      Name:  Delene M. Travella
                                        --------------------------------
                                      Title: Vice President
                                        --------------------------------


 Accepted and confirmed as of the date first above written:

GABLES REALTY LIMITED PARTNERSHIP



By:   /s/ Marvin R. Banks, Jr.
     -------------------------------
Name: Marvin R. Banks, Jr.
     -------------------------------
Title:  Sr. Vice President
     -------------------------------